UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2022

ASSOCIATED CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37387	47-3965991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street, Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 629-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AC	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Meeting”) of Associated Capital Group, Inc. (the “Company”) was held on June 3, 2022. At the Meeting, the shareholders of the Company: (1) elected nine directors to the Company’s Board of Directors to serve until the 2023 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified, (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, (3) approved the compensation of the Company’s named executive officers, and (4) approved a two year period with respect to the frequency of the advisory vote on the named executive officer compensation.

As of April 14, 2022, the record date for the Meeting, the Company had outstanding 3,086,864 shares of Class A common stock (“Class A Stock”) and 18,962,754 shares of Class B common stock (“Class B Stock”). The Class A Stock and Class B Stock vote together as a single class on all matters. Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to ten votes per share. Shares present or represented at the Meeting were 2,574,843 shares of Class A Stock and 18,778,093 shares of Class B Stock, constituting a quorum.

Set forth below, with respect to each of the matters submitted to shareholders, are the number of votes cast for or against or withheld, and the number of abstentions, broker non-votes, and uncast votes, where applicable.

(1) Election of Directors

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mario J. Gabelli	189,466,705	507,509	381,559
Marc Gabelli	189,651,919	322,295	381,559
Daniel R. Lee	189,967,532	6,682	381,559
Bruce M. Lisman	189,939,116	35,098	381,559
Frederic V. Salerno	189,746,882	227,332	381,559
Salvatore F. Sodano	189,967,963	6,251	381,559
Elisa M. Wilson	189,490,137	484,077	381,559
Douglas R. Jamieson	189,955,749	18,465	381,559
Richard T. Prins	189,969,428	4,786	381,559

(2) Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022

VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
190,349,607	952	5,214	-

(3) Advisory vote on the named executive officer compensation

VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
189,805,966	80,989	87,259	381,559

(4) Advisory vote on the frequency of the advisory vote on the named executive officer compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAINED	BROKER NON-VOTES
1,881,672	187,940,335	62,690	89,517	381,559

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Capital Group, Inc.

By: /s/ Timothy H. Schott
Timothy H. Schott
Chief Financial Officer

Date: June 7, 2022